Exhibit 10.2

Confidential

FORM OF SUBSCRIPTION AGREEMENT

Ivanhoe Capital Acquisition Corp.
1177 Avenue of the Americas
5th Floor
New York, New York 10036

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being entered into as of the date set forth on the signature page hereto, by and among Ivanhoe Capital Acquisition Corp., a Cayman Islands exempted company (“Ivanhoe”), and the undersigned Investor (the “Investor”), in connection with the Business Combination Agreement, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Ivanhoe, SES Holdings Pte. Ltd. (the “Company”), and Wormhole Merger Sub Pte. Ltd., a Singapore private company limited by shares and a direct, wholly-owned subsidiary of Ivanhoe (“Amalgamation Sub”), pursuant to which, among other things, the Company and Amalgamation Sub will amalgamate under Sections 215A to 215G of the Singapore Companies Act, with the Company continuing as the amalgamated company (the “Transaction”). Prior to the closing of the Transaction (and as more fully described in the Business Combination Agreement), Ivanhoe will domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Law (2020 Revision) (the “Domestication”). In connection with the Transaction, Ivanhoe is seeking commitments from interested investors to purchase, following the Domestication and prior to the closing of the Transaction, shares of Ivanhoe’s Class A common stock, par value $0.0001 per share (the “Common Stock” and such shares to be purchased, the “Shares”), in a private placement for a purchase price of $10.00 per share (the “Price Per Share”). The aggregate purchase price to be paid by the Investor for the subscribed Shares (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount.” Substantially concurrently with the execution of this Subscription Agreement, Ivanhoe is entering into separate subscription agreements with certain investors (the “Other Investors,” and such other subscription agreements, the “Other Subscription Agreements”) acquiring Shares at the same Price Per Share.

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor and Ivanhoe acknowledges and agrees as follows:

1.            Subscription. The Investor hereby subscribes for and agrees to purchase from Ivanhoe, and Ivanhoe agrees to issue and sell to the Investor, the number of Shares set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein. The Investor acknowledges and agrees that, as a result of the Domestication, the Shares that will be issued pursuant hereto shall be shares of Common Stock in a Delaware corporation (and not, for the avoidance of doubt, ordinary shares in a Cayman Islands exempted company).

2.            Closing. The closing of the sale of the Shares contemplated hereby (the “Closing”) shall occur on the date of and immediately prior to the closing of the Transaction (such date, the “Closing Date”). At least five (5) business days prior to the anticipated Closing Date, Ivanhoe shall deliver a written notice (the “Closing Notice”) to the Investor, specifying (a) the anticipated Closing Date and (b) wire instructions for the account(s) into which the Investor shall fund the Subscription Amount. [No later than two (2) business days prior to the Closing Date, the Investor shall deliver (i) the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by Ivanhoe in the Closing Notice (such funds shall be held in escrow by Ivanhoe until Closing) and (ii) any other information that is reasonably requested in the Closing Notice in order for Ivanhoe to issue the subscribed Shares, including, without limitation, the legal name of the person in whose name such Shares are to be issued and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable. On the Closing Date, Ivanhoe shall deliver to the Investor the number of Shares set forth on the signature page to this Subscription Agreement in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those set forth in this Subscription Agreement, arising under any written agreement to which the Investor is a party or arising under applicable securities laws) in the name of the Investor (or its nominee in accordance with its delivery instructions) by causing such Shares to be registered on Ivanhoe’s share register, and the Subscription Amount shall be released from escrow automatically and without further action by Ivanhoe or the Investor.]1 [No later than two (2) business days prior to the Closing Date, the Investor shall provide Ivanhoe information that is reasonably requested in the Closing Notice in order for Ivanhoe to issue the Shares, including, without limitation, the name of the person in whose name such Shares are to be issued (or a nominee as indicated by the Investor) and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable. On the Closing Date, (a) promptly following receipt of evidence of issuance of the Shares as set forth in clause (b) the Investor shall deliver the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by Ivanhoe in the Closing Notice (which shall not be escrow accounts) and (b) Ivanhoe shall deliver to the Investor the Shares in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those set forth in this Subscription Agreement, arising under any written agreement to which the Investor is a party or arising under applicable securities laws), in the name of the Investor (or its nominee in accordance with its delivery instructions) by causing such Shares to be registered on Ivanhoe’s share register and will provide the Investor evidence of such issuance from Ivanhoe’s transfer agent.]2 In the event the closing of the Transaction does not occur within two (2) business days of the anticipated Closing Date specified in the Closing Notice, unless otherwise instructed by the Investor, Ivanhoe shall promptly (but not later than one (1) business day thereafter) return from escrow the Subscription Amount to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by the Investor, in full, without any deduction or penalty of any kind, for or on account of any tax, withholding, charges, set-off or otherwise, and any book entries evidencing the issuance of the Shares shall be deemed cancelled. Notwithstanding such return or cancellation, until this Agreement is terminated in accordance with its terms, (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in Section 3 to be satisfied or waived on or prior to the Closing Date, and (y) the Investor shall remain obligated (A) to redeliver funds to Ivanhoe following Ivanhoe’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in Section 3. For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday or Sunday, on which commercial banks in New York, New York and San Francisco, California are open for the general transaction of business.

1 For non-mutual fund investors.

2 For mutual fund investors.

3.            Closing Conditions.

(a)            The obligations of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement are subject to the satisfaction or valid waiver by Ivanhoe, on the one hand, or the Investor, on the other hand, of the following conditions, as of the Closing Date:

(i)            no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)            no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(iii)            all conditions precedent to the closing of the Transaction under the Business Combination Agreement shall have been satisfied or waived (as determined by the parties to the Business Combination Agreement and other than those conditions under the Business Combination Agreement which, by their nature, are to be fulfilled at the closing of the Transaction, including to the extent that any such condition is dependent upon the consummation of the purchase and sale of the Shares pursuant to this Subscription Agreement, but subject to the satisfaction or waiver of such conditions at the closing of the Transaction) and the closing of the Transaction shall be scheduled to occur, in accordance with the terms of the Business Combination Agreement, on the Closing Date, substantially concurrently with or immediately following the Closing.

(b)            The obligation of Ivanhoe to consummate the issuance and sale of the Shares pursuant to this Subscription Agreement shall also be subject to satisfaction or valid waiver of the conditions that (i) all representations and warranties of the Investor contained in this Subscription Agreement be true and correct in all material respects on and as of the Closing Date (unless made as of a specified date in which case they shall be true and correct in all material respects as of such date), and (ii) all obligations, covenants and agreements of the Investor required to be performed by it at or prior to the Closing Date under this Subscription Agreement shall have been performed in all material respects.

(c)            The obligation of the Investor to consummate the purchase of the Shares pursuant to this Subscription Agreement shall also be subject to satisfaction or valid waiver of the conditions that (i) all representations and warranties of Ivanhoe contained in this Subscription Agreement be true and correct (without giving effect to any limitation as to “materiality”, “Ivanhoe Material Adverse Effect” (as defined herein) or any similar limitation contained herein) as of the Closing Date (other than those representations made as of a specified date, which shall be true and correct as of such date), except where the failure of such representations and warranties of Ivanhoe to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, an Ivanhoe Material Adverse Effect (as defined herein); (ii) all obligations, covenants and agreements of Ivanhoe required to be performed by it at or prior to the Closing Date shall have been performed in all material respects and (iii) there have been no amendments or modifications to the Business Combination Agreement (as in effect on the date hereof, a copy of which Ivanhoe has been furnished to the Investor) that would reasonably be expected to materially and adversely affect the economic benefits of the Investor pursuant to this Subscription Agreement.

4.            Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5.            Ivanhoe Representations and Warranties. Ivanhoe represents and warrants to the Investor that:

(a)            Ivanhoe is as of the date of this Agreement duly incorporated, validly existing and in good standing in the Cayman Islands (to the extent such concept exists in such jurisdiction) and will be duly incorporated, validly existing and in good standing under the laws of the State of Delaware as of the Closing Date. Ivanhoe has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)            As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the Investor in exchange for the Subscription Amount in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances, security interests or claims, and will not have been issued in violation of any preemptive or similar rights created under Ivanhoe’s organizational documents (including as amended as of the Closing Date) or under the General Corporation Law of the State of Delaware. For the avoidance of doubt, the Shares, when issued, shall be free of any preemptive rights, liens or encumbrance other than those enjoyed by or beneficial to the Investor.

(c)            This Subscription Agreement and the Business Combination Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by Ivanhoe and, assuming that the Transaction Documents constitute the valid and binding agreement of the other parties thereto, the Transaction Documents are valid and binding obligations of Ivanhoe, enforceable against Ivanhoe in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d)            The execution, delivery and the performance of this Subscription Agreement and the other Transaction Documents, including the issuance and sale of the Shares and the compliance by Ivanhoe with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein and therein, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Ivanhoe or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Ivanhoe or any of its subsidiaries is a party or by which Ivanhoe or any of its subsidiaries is bound or to which any of the property or assets of Ivanhoe is subject that would reasonably be expected to have, individually or in the aggregate, an Ivanhoe Material Adverse Effect; (ii) result in any violation of the provisions of the organizational documents of Ivanhoe or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Ivanhoe or any of its subsidiaries or any of their respective properties that would reasonably be expected to have, individually or in the aggregate, an Ivanhoe Material Adverse Effect. For purposes of this Subscription Agreement, “Ivanhoe Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Ivanhoe and its subsidiaries, taken as a whole that would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Ivanhoe and its subsidiaries, individually or taken as a whole, affects the validity of the Shares, or prevents or materially impairs the ability of Ivanhoe to consummate the transactions contemplated by the Transaction Documents, including the issuance and sale of Shares.

(e)            As of the date of this Subscription Agreement, the authorized capital stock of Ivanhoe consists of (i) 1,000,000 preference shares of Ivanhoe, par value $0.0001 per share (the “Preference Shares”), of which no Preference Shares are issued and outstanding; (ii) 200,000,000 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), of which 27,600,000 Class A Ordinary Shares are issued and outstanding; (iii) 20,000,000 Class B ordinary shares of Ivanhoe, par value $0.0001 per share (the “Class B Ordinary Shares”), of which 6,900,000 Class B Ordinary Shares are issued and outstanding; (iv) 5,013,333 warrants to purchase one Class A Ordinary Share (the “Private Placement Warrants”), all of which are outstanding; and (v) 9,200,000 warrants to purchase one Class A Ordinary Share (the “Cayman Public Warrants,” collectively with the Private Placement Warrants, the “Cayman Warrants”), all of which are outstanding. All outstanding Class A Ordinary Shares and Class B Ordinary Shares have been duly authorized, validly issued, fully paid and are not subject to preemptive or similar rights. All Class A Ordinary Shares issuable upon exercise of the Cayman Warrants have been duly authorized and reserved for issuance and, upon issuance in accordance with the terms of the Cayman Warrants, will be validly issued, fully paid and not subject to preemptive or similar rights. Immediately following the Domestication and prior to the consummation of the Transaction, the capital stock of Ivanhoe will consist of (i) no issued or outstanding preferred stock; (ii) Common Stock of Ivanhoe, of which 34,500,000 shares of Common Stock will be issued and outstanding; (iii) 5,013,333 warrants to purchase one share of Common Stock (the “US Private Placement Warrants”), all of which will be outstanding; and (iv) 9,200,000 warrants to purchase one share of Common Stock (the “US Public Warrants,” collectively with the US Private Placement Warrants, the “US Warrants,” and collectively with the Cayman Warrants, the “Warrants”), all of which will be outstanding. Except as set forth above and pursuant to the Domestication, the Other Subscription Agreements, the Business Combination Agreement and the other agreements and arrangements referred to in the Business Combination Agreement, as of the date hereof, there are no outstanding, and between the date hereof and the Closing, Ivanhoe will not issue, sell or cause to be outstanding any (A) shares, equity interests or voting securities of Ivanhoe, (B) securities of Ivanhoe convertible into or exchangeable for shares or other equity interests or voting securities of Ivanhoe, (C) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of Ivanhoe to subscribe for, purchase or acquire from any individual, entity or other person, and no obligation of Ivanhoe to issue, any shares or other equity interests or voting securities of Ivanhoe, or any securities convertible into or exchangeable or exercisable for such shares or other equity interests or voting securities, (D) equity equivalents or other similar rights of or with respect to Ivanhoe, or (E) obligations of Ivanhoe to repurchase, redeem or otherwise acquire any of the foregoing securities, shares, options, equity equivalents, interests or rights (other than as provided in Ivanhoe’s organizational documents). As of the date hereof, Ivanhoe has no subsidiaries other than Merger Sub and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which Ivanhoe is a party or by which it is bound relating to the voting of any securities of Ivanhoe, other than (1) as set forth in the SEC Documents (as defined below) required to be filed by Ivanhoe with the U.S. Securities and Exchange Commission (the “SEC”) and (2) as contemplated by the Business Combination Agreement.

(f)            The issued and outstanding Class A Ordinary Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Class A Ordinary Shares are, and the Common Stock will be, listed for trading on the New York Stock Exchange (“NYSE”). There is no suit, action, proceeding or investigation pending or, to the knowledge of Ivanhoe, threatened against Ivanhoe by NYSE or the SEC with respect to any intention by such entity to deregister such shares or prohibit, suspend or terminate the listing of the Class A Ordinary Shares or Common Stock on NYSE. Ivanhoe has taken no action that is designed to terminate the registration of such shares under the Exchange Act.

(g)            Ivanhoe is not, and immediately after receipt of payment for the Shares will not be, (i) an “investment company” or a company “controlled” by an “Investment company” within the meaning of the Investment Company Act of 1940, as amended, and as such subject to registration as an “investment company” under the Investment Company Act or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act.

(h)            The Other Subscription Agreements, side letters or other similar agreements reflect the same Price Per Share and other material terms with respect to the purchase of the Shares that are not more favorable to the Other Investors thereunder than the terms of this Subscription Agreement, other than terms particular to the regulatory requirements of such Other Investor or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Shares.

(i)            Notwithstanding anything in this Subscription Agreement to the contrary, no representation or warranty is made in this Subscription Agreement as to the accounting treatment of Ivanhoe’s issued and outstanding Warrants, or as to any deficiencies in disclosure (including, without limitation, with respect to internal control over financial reporting or disclosure controls and procedures) solely arising from the treatment of such Warrants as equity rather than liabilities in Ivanhoe’s financial statements.

(j)            Ivanhoe is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the NYSE) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including the issuance of the Shares), other than (i) notice filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 7 of this Subscription Agreement, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D of the Securities Act, if applicable; (iv) those required by the NYSE, including with respect to obtaining shareholder approval, (v) those required to consummate the Transaction as provided under the Business Combination Agreement, (vi) the filing of notification under any antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) those the failure of which to obtain would not have an Ivanhoe Material Adverse Effect.

(k)            Ivanhoe has made available to Investor (including via the SEC’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by Ivanhoe with the Commission prior to the date of this Subscription Agreement (the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act applicable to the SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents. None of the SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that Ivanhoe makes no such representation or warranty with respect to the proxy statement/prospectus included in the Registration Statement to be filed in connection with the approval of the Business Combination Agreement by the stockholders of Ivanhoe or any other information relating to the Company or any of its affiliates included in any SEC Document or filed as an exhibit thereto. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the SEC Documents.

(l)            Neither Ivanhoe nor any person acting on its behalf has, directly or indirectly, engaged or will engage prior to the Closing in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Shares, and the Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

(m)            Ivanhoe confirms that the Investor will not acquire by virtue of this Subscription Agreement (i) control, (ii) access to any material nonpublic technical information in the possession of Ivanhoe or the Company, (iii) membership or observer rights, or the right to nominate an individual to a position on, the board of directors of Ivanhoe or the Company, and/or (iv) any involvement, other than voting of shares, in the substantive decision making of Ivanhoe or the Company regarding the use, development, or release of critical technologies (as defined in 31 C.F.R. Part 800).

(n)            Ivanhoe acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares may be pledged by Investor in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, provided that such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and the Investor that is effecting such pledge of Shares shall not be required to provide Ivanhoe with any notice thereof; provided further, that such pledge shall not violate Regulations T, U or X, as applicable, and that neither Ivanhoe nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge.

(o)            As of the date hereof, there are no pending or, to the knowledge of Ivanhoe, threatened, suits, claim, actions, investigation, arbitration, review or inquiry or proceedings (collectively, “Actions”), which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have an Ivanhoe Material Adverse Effect. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon Ivanhoe which would, individually or in the aggregate, reasonably be expected to have an Ivanhoe Material Adverse Effect. As of the date hereof, Ivanhoe is, and has been since its inception, in compliance with all applicable laws, except where such non-compliance would not reasonably be expected, individually or in the aggregate to have an Ivanhoe Material Adverse Effect.

(p)            Other than the Placement Agent, Ivanhoe has not entered into any agreement or arrangement with any broker, finder, or other financial consultant in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Investor.

(q)            Each of Ivanhoe, the Amalgamation Sub, any of their respective directors and officers and, any of Ivanhoe’s and Amalgamation Sub’s and its affiliate’s employees, representatives, agents and any person acting on its or their behalf is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States or (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515.

(r)            Each of Ivanhoe, the Amalgamation Sub, any of their respective directors and officers and any of their respective directors and officers and any of Ivanhoe’s and the Amalgamation Sub’s and its affiliate’s employees, representatives, agents and any person acting on its or their behalf has not engaged in any activity or conduct which would violate any applicable anti-bribery, anti-corruption or anti-money laundering laws, regulations or rules in any applicable jurisdiction (including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, as amended), (ii) Ivanhoe and the Amalgamation Sub have instituted and maintain systems, policies and procedures designed to prevent violation of such laws, regulations and rules, and (iii) no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator having jurisdiction over Ivanhoe or the Amalgamation Sub with respect to such laws, regulations and rules is pending and, to Ivanhoe’s knowledge, no such actions, suits or proceedings are threatened or contemplated.

(s)            As of the date hereof, to the knowledge of Ivanhoe, none of the documents or written information provided to the Investor or any of its advisors or representatives or by or on behalf of Ivanhoe and its affiliates in connection with the transactions contemplated by this Subscription Agreement, (i) contains any untrue statement of a material fact or omits to state a material fact necessary, in each case relating to Ivanhoe and its affiliates, in order to make the statements contained therein not misleading in light of the circumstances under which they were made and (ii) the financial projections relating to Ivanhoe or any affiliate, if any, delivered to the Investor or its advisors or representatives are made in good faith and are based upon reasonable assumptions, and Ivanhoe is not aware of any fact or set of circumstances that would lead it to believe that such projections are incorrect or misleading in any material respect. For the avoidance of doubt, Company and its affiliates are not affiliates of Ivanhoe as of the date hereof.

(t)            The Investor’s purchase of the Shares shall not result in the Investor holding securities of Ivanhoe at the time of Closing representing more than 10% of (i) the votes attaching to the outstanding voting securities of Ivanhoe or (ii) the outstanding equity securities of Ivanhoe.

(u)            Upon consummation of the Transaction, Ivanhoe will own all of the equity securities of the Company (or its successor, as applicable).

6.            Investor Representations and Warranties. The Investor represents and warrants to Ivanhoe that:

(a)            The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Shares only for the Investor’s own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The representations and warranties set forth on Schedule B are true and correct as of the date of this Subscription Agreement and will be true and correct as of the Closing Date. Furthermore, the Investor agrees that its signature to this Subscription Agreement shall constitute a signature on Schedule B hereto regardless of whether the Investor returns a signed copy of Schedule B.

(b)            The Investor acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The Investor acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged (other than in connection with ordinary course prime brokerage relationships) or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to Ivanhoe or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act (iii) pursuant to Rule 144 under the Securities Act, provided that all the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to the so-called Section 4(a)(1 ½)) exemption, and, in each of clauses (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that the applicable records of Ivanhoe and its transfer agent wherein the book entries recording ownership of the Shares (and, if applicable, any certificates representing the Shares) shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that the Investor has been advised to consult with its legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Shares.

(c)            The Investor acknowledges and agrees that the Investor is purchasing the Shares from Ivanhoe and that Ivanhoe will become a Delaware corporation on or before the Closing Date. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of Ivanhoe, the Company, any of their respective affiliates or any control persons, direct or indirect equityholders, officers, managers, directors, employees, consultants, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of Ivanhoe expressly set forth in this Subscription Agreement.

(d)            The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares, including, with respect to Ivanhoe, the Transaction and the business of the Company and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has had the opportunity to review the SEC Documents. The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

(e)            The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and Ivanhoe, the Company or a representative of Ivanhoe or the Company or Morgan Stanley & Co. LLC (the “Placement Agent”) and the Shares were offered to the Investor solely by direct contact between the Investor and Ivanhoe, the Company or a representative of Ivanhoe, the Company or the Placement Agent. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Ivanhoe, the Company, the Placement Agent, any of their respective affiliates or any control persons, direct or indirect equityholders, officers, managers, directors, employees, consultants, partners, agents or representatives of any of the foregoing), other than the representations and warranties of Ivanhoe contained in of this Subscription Agreement, in making its investment or decision to invest in Ivanhoe.

(f)            The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the SEC Documents. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision.

(g)            Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in Ivanhoe. The Investor acknowledges specifically that a possibility of total loss exists. The Investor is able to sustain a complete loss on its investment in the Shares, has no need for liquidity with respect to its investment in the Shares and has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Shares.

(h)            In making its decision to purchase the Shares, the Investor has relied solely upon independent investigation made by the Investor. Without limiting the generality of the foregoing, the Investor has not relied on any statements or other information provided by or on behalf of either Placement Agent or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing concerning Ivanhoe, the Company, the Transaction, the Business Combination Agreement, this Subscription Agreement or the transactions contemplated hereby or thereby, the Shares or the offer and sale of the Shares.

(i)            The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the SEC Documents.

(j)            The Investor has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(k)            The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and (i) will not constitute or result in a material breach of, or would reasonably be expected to prevent or delay the Investor’s timely performance of its obligations under this Subscription Agreement (including the purchase of the Shares), (ii) will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (iii) as applicable, any Canadian securities laws (each of clause (i) and (ii) in the foregoing, and “Investor Material Adverse Effect”). Assuming that this Subscription Agreement constitutes the valid and binding agreement of Ivanhoe, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(l)            The Investor is not, to its knowledge, (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Investor also represents and warrants that, to the extent applicable to the Investor and as required by applicable law, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Investor further represents and warrants that, to the extent applicable to the Investor and as required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Shares were legally derived.

(m)            If the Investor is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Investor’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”).

(n)            If Investor is, or is acting (directly or indirectly) on behalf of, an employee benefit plan that is subject to Title I of ERISA, a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any Similar Law, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, then the Investor represents and warrants that (i) it has notified Ivanhoe in writing of its status as a Plan and will provide such additional information as may be requested by the Company in connection therewith, (ii) none of Ivanhoe, the Company nor any of their respective employees, representatives or affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary with respect to its decision to acquire and hold the Shares, and (iii) none of the Transaction Parties has provided any advice or recommendation, including, without limitation, in a fiduciary capacity, with respect to its decision to acquire and hold the Shares.

(o)            [Reserved]

(p)            The Investor acknowledges that no disclosure or offering document has been provided to it by the Placement Agent in connection with the offer and sale of the Shares.

(q)            The Investor acknowledges that neither Placement Agent, nor any of its respective affiliates nor any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing have made any representation or warranty with respect to Ivanhoe, the Company or its subsidiaries or any of their respective businesses, or the Shares or the accuracy, completeness or adequacy of any information supplied to the Investor by Ivanhoe.

(r)            In connection with the issue and purchase of the Shares, the Placement Agent has not acted as the Investor’s financial advisor or fiduciary.

(s)            The Investor when required to deliver payment to Ivanhoe pursuant to Section 2 above, will have, sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to this Subscription Agreement.

(t)            [Reserved]

(u)            The Investor agrees that, from the date of this Subscription Agreement, none of the Investor nor any person or entity acting on behalf of the Investor or pursuant to any understanding with the Investor will engage in any Short Sales with respect to securities of Ivanhoe prior to the Closing or the earlier termination of this Subscription Agreement in accordance with its terms. For the purposes hereof, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), or sales or other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, nothing herein shall prohibit other entities under common management with the Investor that have no knowledge of this Subscription Agreement or of Investor’s participation in this transaction (including the Investor’s controlled affiliates and/or affiliates) from entering into any Short Sales.

(v)            The Investor is aware, and acknowledges, that Morgan Stanley & Co. LLC will receive deferred underwriting commissions as disclosed in the Prospectus (as defined herein) upon the closing of the Transaction.

7.            Registration Rights.

(a)            Ivanhoe agrees that, as soon as practicable but in any event within 30 calendar days after the consummation of the Transaction (the “Filing Date”), Ivanhoe will file with the Commission (at Ivanhoe’s sole cost and expense) a registration statement (the “Registration Statement”), registering the resale of the Shares, which Registration Statement may register the issuance or resale of other shares of the Common Stock, including, without limitation, shares of the Common Stock issuable upon exercise of the Warrants, and Ivanhoe shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies Ivanhoe that it will “review” the Registration Statement) following the Filing Date and (ii) the tenth (10th) business day after the date Ivanhoe is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (or, in either case of (i) or (ii) above, if such date falls on a Saturday, Sunday or other day that the SEC is closed for business, the next business day on which the SEC is open for business) (such earlier date, the “Effectiveness Date”); provided, however, that Ivanhoe’s obligations to include the Shares in the Registration Statement are contingent upon the Investor furnishing in writing to Ivanhoe such information regarding the Investor, the securities of Ivanhoe held by the Investor and the intended method of disposition of the Shares as shall be reasonably requested by Ivanhoe to effect the registration of the Shares, and the Investor shall execute such documents in connection with such registration as Ivanhoe may reasonably request that are customary of a selling stockholder in similar situations, including providing that Ivanhoe shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided that the Investor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer registrable Shares. Notwithstanding the foregoing, if the SEC prevents Ivanhoe from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the SEC. In such event, the number of Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional registrable Shares under Rule 415 of the Securities Act, Ivanhoe shall file a new Registration Statement to register such registrable Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable. Upon notification by the SEC that the Registration Statement has been declared effective by the SEC, within two (2) business days thereafter, Ivanhoe shall file the final prospectus under Rule 424 of the Securities Act. Ivanhoe will provide a draft of the Registration Statement to the Investor for review at least two (2) business days in advance of filing the Registration Statement. In no event shall the Investor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided that if the SEC requests that the Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have an opportunity to withdraw its Shares from the Registration Statement. For purposes of clarification, any failure by Ivanhoe to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve Ivanhoe of its obligations to file or effect the Registration Statement as set forth above in this Section 7.

(b)            In the case of the registration effected by Ivanhoe pursuant to this Subscription Agreement, Ivanhoe shall, upon reasonable request, inform the Investor as to the status of such registration. At its expense Ivanhoe shall:

(i)            except for such times as Ivanhoe is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use its commercially reasonable efforts to keep such registration continuously effective with respect to the Investor, and to keep the Registration Statement (or any subsequent shelf registration statement that registers the resale of the Shares by the Investor, which shall constitute the Registration Statement following its effectiveness) free of any material misstatements or omissions, until the earlier of the following: (i) the Investor ceases to hold any of the Shares or (ii) the date all of the Shares held by the Investor may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for Ivanhoe to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (iii) two (2) years from the Effectiveness Date.

(ii)            advise the Investor (or, if directed by the Investor in writing, its counsel) within two (2) business days:

(1)            when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

(2)            of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information with respect to the Investor;

(3)            of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(4)            of the receipt by Ivanhoe of any notification with respect to the suspension of the qualification of the Shares included in the Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)            subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus included therein so that, as of such date, the Registration Statement does not contain an untrue statement of a material fact or does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus included therein does not include an untrue statement of a material fact or does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding anything to the contrary set forth herein, Ivanhoe shall not, when so advising the Investor of such events, provide the Investor with any material, nonpublic information regarding Ivanhoe other than to the extent that providing notice to the Investor of the occurrence of the events listed in clauses (1) through (5) above constitutes material, nonpublic information regarding Ivanhoe;

(iii)            use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

(iv)            upon the occurrence of any event contemplated above, except for a Suspension (as defined below), Ivanhoe shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)            use its commercially reasonable efforts to cause all of the Shares to be listed on each securities exchange or market, if any, on which the Common Stock issued by Ivanhoe have been listed as promptly as reasonably practicable following the Effectiveness Date;

(vi)            use its commercially reasonable efforts to take all other steps necessary to effect and keep effective the registration of the Shares contemplated hereby and to enable the Investor to sell the Shares under Rule 144; and

(vii)            subject to receipt from the Investor by Ivanhoe and its transfer agent of customary representations and other documentation reasonably acceptable to Ivanhoe and the transfer agent in connection therewith, including, if required by the transfer agent, an opinion of counsel, in form and substance reasonably acceptable to Ivanhoe’s counsel and the transfer agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, the Investor may request that Ivanhoe remove any legend from the book entry position evidencing the Shares following the earliest of such time as the Shares (A) are subject to or have been or are about to be sold or transferred pursuant to an effective registration statement or (B) have been or are about to be sold pursuant to Rule 144. If restrictive legends are no longer required for the Shares pursuant to the foregoing, Ivanhoe shall, in accordance with the provisions of this section and reasonably promptly (within three Business Days) following any request therefor from the Investor accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for the Shares. Ivanhoe shall be responsible for the fees of its transfer agent associated with such issuance.

(c)            Notwithstanding anything to the contrary in this Subscription Agreement, Ivanhoe shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Investor not to sell under the Registration Statement or to suspend the effectiveness thereof (such event being referred to as a “Suspension”), if (x) the use of the Registration Statement registration statement would require the inclusion of financial statements that are unavailable for reasons beyond Ivanhoe’s control or (y) the negotiation or consummation of a transaction by Ivanhoe or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event Ivanhoe reasonably believes, upon the advice of legal counsel, would require additional disclosure by Ivanhoe in the Registration Statement of information that Ivanhoe has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Ivanhoe, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that Ivanhoe shall not be entitled to cause a Suspension on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period; provided that Ivanhoe shall use commercially reasonable efforts to make such Registration Statement available for sale by the Investor of the Shares as soon as reasonably practicable thereafter. Upon receipt of any written notice from Ivanhoe of the happening of a Suspension during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related prospectus includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Investor agrees that (i) it will promptly discontinue offers and sales of the Shares under the Registration Statement until the Investor receives copies of a supplemental or amended prospectus (which Ivanhoe shall promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Ivanhoe that it may resume such offers and sales and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Ivanhoe unless otherwise required by law or subpoena; provided that the Investor may disclose such information to its representatives or affiliates who have agreed to maintain the confidentiality of such information. Notwithstanding anything to the contrary set forth herein, Ivanhoe shall not, when so advising the Investor of a Suspension Event, provide the Investor with any material, nonpublic information regarding Ivanhoe (other than to the extent that providing notice to the Investor of the occurrence of a Suspension Event may itself constitute material, nonpublic information regarding Ivanhoe). If so directed by Ivanhoe, the Investor will deliver to Ivanhoe or, in the Investor’s sole discretion destroy, all copies of the prospectus covering the Shares in the Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (A) to the extent the Investor is required to retain a copy of such prospectus (x) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

(d)            Ivanhoe shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless the Investor (to the extent a seller under the Registration Statement), its directors, officers, agents and employees and each person who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment or supplement thereto, required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue or alleged untrue statement of a material fact included in any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Investor furnished in writing to Ivanhoe by the Investor expressly for use therein or the Investor has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 7 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Ivanhoe, which shall not be unreasonably withheld, conditioned or delayed, nor shall Ivanhoe be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by the Investor, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by Ivanhoe in a timely manner or (C) in connection with any offers or sales effected by or on behalf of the Investor in violation of Section 7(c)) hereof. Ivanhoe shall notify the Investor reasonably promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which Ivanhoe receives notice in writing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Investor.

(e)            The Investor shall, severally and not jointly, indemnify and hold harmless Ivanhoe, its directors, officers, agents and employees, and each person who controls Ivanhoe (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or in any amendment or supplement thereto or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arising out of or based upon any untrue or alleged untrue statement of a material fact included in any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or arising out of or relating to any omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to (i) and/or (ii), to the extent, but only to the extent, that such untrue or alleged untrue statements or omissions or alleged omissions are based upon information regarding the Investor furnished in writing to Ivanhoe by the Investor expressly for use therein; provided, however, that the indemnification contained in this Section 7(e) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Investor. In no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Shares giving rise to such indemnification obligation. The Investor shall notify Ivanhoe promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7(e) of which the Investor is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Investor.

(f)            If the indemnification provided under this Section 7 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(f) from any person who was not guilty of such fraudulent misrepresentation. In no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Shares purchased pursuant to this Subscription Agreement giving rise to such contribution obligation.

8.            Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement and (c) the Outside Date (as defined in the Business Combination Agreement), if the Closing has not occurred by such date (the termination events described in clauses (a)–(c) above, collectively, the “Termination Events”); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. Ivanhoe shall notify the Investor in writing of the termination of the Business Combination Agreement promptly after the termination of such agreement. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to Ivanhoe in connection herewith shall promptly (and in any event within one (1) business day) following a Termination Event be returned to the Investor, in full, by wire transfer of immediately available funds to the account specified by Investor, without deduction or penalty.

9.            Trust Account Waiver. The Investor acknowledges that Ivanhoe is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving Ivanhoe and one or more businesses or assets. The Investor further acknowledges that, as described in Ivanhoe’s final prospectus dated as of January 6, 2021 (the “Prospectus”), relating to its initial public offering available at www.sec.gov, substantially all of Ivanhoe’s assets consist of the cash proceeds of Ivanhoe’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Ivanhoe, its public shareholders and the underwriters of Ivanhoe’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Ivanhoe to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of Ivanhoe entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of liability (the “Released Claims”); provided, that the Released Claims shall not include any claims that the Investor may have solely in the Investor’s capacity as a record or beneficial holder of any shares acquired by any means other than this Subscription Agreement, including (without limitation) pursuant to a validly exercised redemption right with respect to any such shares; provided that nothing in this Section 9 (x) shall serve to limit or prohibit the Investor’s right to pursue a claim against Ivanhoe for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, (y) shall serve to limit or prohibit any claims that the Investor may have in the future against Ivanhoe’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) or (z) shall be deemed to limit the Investor’s right, title, interest, or claim to the Trust Account by virtue of such Investor’s record or beneficial ownership of securities of Ivanhoe acquired by any means other than pursuant to this Subscription Agreement, including any redemption right with respect to any such securities of Ivanhoe, except to the extent that the Investor has otherwise agreed with Ivanhoe not to exercise such right. This Section 9 shall survive the termination of this Subscription Agreement for any reason.

10.           Covenants of Ivanhoe.

(a)            With a view to making available to the Investor the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of Ivanhoe to the public without registration, Ivanhoe agrees, until the Shares are registered for resale under the Securities Act, to:

(i)             make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)            file with the SEC in a timely manner all reports and other documents required of Ivanhoe under the Securities Act and the Exchange Act so long as Ivanhoe remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(iii)           furnish to the Investor so long as it owns Shares, promptly upon request, (A) a written statement by Ivanhoe, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual report of Ivanhoe and such other reports and documents so filed by Ivanhoe and (C) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

11.           Miscellaneous.

(a)            Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of the other party hereto; provided that this Subscription Agreement and any of the Investor’s rights and obligations hereunder may be assigned to one or more of its affiliates (including any investment fund or account managed or advised by the same investment manager as the Investor or by an affiliate of such investment manager) without the prior consent of Ivanhoe; provided further that (x) prior to such assignment any such assignee shall agree in writing to be bound by the terms hereof and (y) no such assignment shall relieve the Investor of its obligations hereunder if any such assignee fails to fully perform such obligations.

(b)            Ivanhoe may request from the Investor such additional information as Ivanhoe may reasonably deem necessary to register the resale of the Shares and evaluate the eligibility of the Investor to acquire the Shares, and the Investor shall provide such information as may reasonably be requested to the extent readily available and to the extent consistent with its internal policies and procedures; provided that Ivanhoe expressly agrees to keep any such information provided by the Investor confidential except to the extent such disclosure is required for use in any registration statement to be filed pursuant to this Subscription Agreement or at the request of the staff of the Commission or other regulatory agency or under the regulations of any national securities exchange on which Ivanhoe’s securities are listed for trading. The Investor acknowledges that Ivanhoe may file a copy of this Subscription Agreement with the SEC as an exhibit to a periodic report or a registration statement of Ivanhoe.

(c)            The Investor acknowledges that Ivanhoe, the Company, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein with respect to it are no longer accurate. The Investor agrees that the purchase by the Investor of Shares from Ivanhoe will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase.

(d)            Each of Ivanhoe and the Investor is entitled to rely upon this Subscription Agreement and each is authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or regulatory bodies; provided, however, that the foregoing clause of this Section 11(d) shall not give the Company or the Placement Agent any rights other than those expressly set forth herein. The Investor acknowledges that Ivanhoe may file a form of this Subscription Agreement with the SEC as an exhibit to a periodic report or a registration statement of the Company. The Investor shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of the Company. Notwithstanding anything to the contrary contained in this Subscription Agreement, without Investor’s prior written consent, neither Ivanhoe nor the Company shall publicly disclose, directly or indirectly, the name of the Investor or any affiliate or investment adviser of the Investor, or include, directly or indirectly, the name of the Investor or any affiliate or investment adviser of the Investor in any press release, public statement or filing unless such disclosure is required by law. Each of Ivanhoe and the Company agrees that it shall not advertise or distribute any information or materials which contain a reference to the Investor or any of their affiliates without the prior written consent of the Investor. Each of Ivanhoe and the Company further agrees that it shall not in any manner disclose or use the name, trade name, or trademarks of the Investor or any of their affiliates in any manner in any of its advertising or marketing literature, customer lists, web sites or any other document or communication (in electronic or paper form), without the prior written consent of the Investor.

(e)            All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing until the expiration of any applicable statute of limitations.

(f)            This Subscription Agreement may not be amended, modified, waived or terminated (other than pursuant to the terms of Section 8 above) except by an instrument in writing, signed by each of the parties hereto, provided, however, that no modification or waiver by Ivanhoe of the provisions of this Subscription Agreement shall be effective without the prior written consent of the Company (other than modifications or waivers that are solely ministerial in nature or otherwise immaterial and do not affect any economic or any other material term of this Subscription Agreement). No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

(g)            This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except for certain limited rights of the Company and the Placement Agent described in Section 11(c), 11(d) and 11(f), this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and permitted assigns. For avoidance of doubt, any reference to third-party beneficiary(ies) in Section 11(m) below is limited only to the Company and the Placement Agent, and only to the extent of their limited rights described in Section 11(c), 11(d) and 11(f) of this Subscription Agreement.

(h)            Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)            If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j)            This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf or by www.docusign.com or similar service) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k)            The parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The right to specific enforcement shall include the right of each party hereto to cause the other party hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement.

(l)             This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, proceeding, hearing, audit, investigation or reviews by or before any governmental entity related hereto), including matters of validity, construction, effect, performance and remedies.

(m)           Each party hereto and any person asserting rights hereunder as a third-party beneficiary may do so only if he, she or it irrevocably agrees that any action, suit or proceeding between or among the parties hereto, whether arising in contract, tort or otherwise, arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Subscription Agreement or any related document or any of the transactions contemplated hereby or thereby (each, a “Legal Dispute”) shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in the State of Delaware, and each party hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. During the period a Legal Dispute that is filed in accordance with this Section 11(m) is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each party hereto and any person asserting rights as a third-party beneficiary hereunder may do so only if he, she or it hereby irrevocably waives, and shall not assert as a defense in any Legal Dispute, that (i) such party is not personally subject to the jurisdiction of the above named courts for any reason, (ii) such action, suit or proceeding may not be brought or is not maintainable in such court, (iii) such party’s property is exempt or immune from execution, (iv) such action, suit or proceeding is brought in an inconvenient forum, or (v) the venue of such action, suit or proceeding is improper. A final judgment in any action, suit or proceeding described in this Section 11(m) following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Laws. EACH OF THE PARTIES HERETO AND ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY HEREUNDER MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY HEREUNDER SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY HEREUNDER SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

(n)            [Reserved]

(o)            Ivanhoe shall, by 9:30 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, the Transaction and any other material, non-public information that Ivanhoe or the Company has provided to the Investor at any time prior to the filing of the Disclosure Document. Upon filing of the Disclosure Document, the Investor shall not be in possession of any material, non-public information received from Ivanhoe, the Company, any of their respective subsidiaries or any of their respective officers, directors, employees, affiliates or agents or the Placement Agent that is not disclosed in the Disclosure Document or in prior filings with the SEC. In addition, effective upon the filing of the Disclosure Document, Ivanhoe acknowledges and agrees that Investor shall no longer be subject to any confidentiality or similar obligations under any agreement, whether written or oral, relating to the transactions contemplated by this Subscription Agreement or otherwise. Ivanhoe understands and confirms that the Investor and its affiliates will rely on the foregoing representations in effecting transactions in securities of Ivanhoe.

(p)            If any change in the number, type or classes of authorized shares of Ivanhoe (including the Shares) shall occur between the date hereof and immediately prior to the Closing by reason of reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Shares issued to the Investor and the price per share shall be appropriately adjusted to reflect such change.

(q)            All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following business day), addressed as follows:

if to Investor, to such address or addresses set forth on the signature page hereto;

if to Ivanhoe, to:

Ivanhoe Capital Acquisition Corp.
1177 Avenue of the Americas
5th Floor
New York, New York 10036

Attention: Chief Financial Officer

E-mail:  ggartner@alchemycp.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP
609 Main Street
Houston, TX 77002
Attn: Sean T. Wheeler, P.C.; Debbie P. Yee, P.C.; Cephas Sekhar
Email: sean.wheeler@kirkland.com; debbie.yee@kirkland.com; cephas.sekhar@kirkland.com
Telephone No.: (713) 836-3600

The parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(r)            Other than the Placement Agent (which has been engaged by Ivanhoe in connection with this offering of Shares), each of Ivanhoe and the Investor represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on any other party hereto.

(s)            For the avoidance of doubt, all obligations of the Investor under this Subscription Agreement are separate and several from the obligations of Other Investors. The decision of the Investor to purchase the Shares pursuant to this Subscription Agreement has been made by the Investor independently of any Other Investors or any other subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of Ivanhoe, the Company, or any of their respective subsidiaries which may have been made or given by any Other Investor or subscriber or by any agent or employee of any Other Investor or subscriber, and neither the Investor nor any of its agents or employees shall have any liability to any Other Investor or subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by the Investor or Other Investors pursuant hereto or thereto, shall be deemed to constitute the Investor and Other Investors or other subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors or other subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. The Investor acknowledges that no Other Investor has acted as agent for the Investor in connection with making its investment hereunder and no Other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Investor or subscriber to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGES FOLLOW]

Confidential

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

By:
Name:
Title:

Name in which Shares are to be registered
(if different):

Date: ________, 2021

Investor’s EIN:

Business Address - Street:	Mailing Address - Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Number of Shares subscribed for:

Aggregate Subscription Amount: $	Price Per Share: $10.00

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by Ivanhoe in the Closing Notice. To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for.

Signature Page to Form of Subscription Agreement

Confidential

IN WITNESS WHEREOF, Ivanhoe Capital Acquisition Corp. has accepted this Subscription Agreement as of the date set forth below.

IVANHOE CAPITAL ACQUISITION CORP.

By:
Name:
Title:

Date:                                         , 2021

Signature Page to Form of Subscription Agreement

Confidential

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.            QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

**OR**

B.            INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.      ☐      We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

2.      ☐      We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who Ivanhoe reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company, as described in Rule 501(a)(1) or (2);

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

Schedule A
to Form of Subscription Agreement

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

☐	Any entity in which all of the equity owners are accredited investors.

This page should be completed by the Investor
and constitutes a part of the Subscription Agreement.

Schedule A
to Form of Subscription Agreement

Confidential

SCHEDULE B

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Re:	Purchase of Common Stock, par value $0.0001 per share (the “Securities”), issued by Ivanhoe Capital Acquisition Corp. (the “Company”)

Ladies and Gentlemen:

In connection with the offer and sale of the Securities to be issued by the Company, we represent, warrant, agree and acknowledge as follows:

1.            No disclosure or offering document has been provided to the undersigned in connection with the offer and sale of the Securities by Morgan Stanley & Co. LLC or any of its affiliates (the “Placement Agent”).

2.            (a) We have conducted our own investigation of the Company, the proposed transaction (the “Transaction”) between the Company and SES Holdings Pte. Ltd. (“SES”), the business of SES and its subsidiaries and the Securities and we have not relied on any statements or other information provided by the Placement Agent concerning the Company, the Transaction, the business of SES and its subsidiaries or the Securities or the offer and sale of the Securities, (b) we have had access to, and an adequate opportunity to review, financial and other information as we deem necessary to make our decision to purchase the Securities, (c) we have been offered the opportunity to ask questions of the Company and received answers thereto, as we deemed necessary in connection with our decision to purchase the Securities; and (d) we have made our own assessment and have satisfied ourselves concerning the relevant tax and other economic considerations relevant to our investment in the Securities.

3.            To our knowledge, the Placement Agent and its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, the Transaction, the business of SES and its subsidiaries or the Securities or the accuracy, completeness or adequacy of any information supplied to us by the Company.

4.            In connection with the issue and purchase of the Securities, the Placement Agent has not acted as our financial advisor or fiduciary.

5.            We are (x) a qualified institutional buyer (as defined in Rule 144A of the Securities Act of 1933 as amended (the “Securities Act”)), or (y) an accredited investor (as defined in Rule 501(a)(1), (2), (3), (7) or (8) of the Securities Act). Accordingly, we acknowledge that the offering to the undersigned Investor meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

6.            We (i) are an institutional account as defined in FINRA Rule 4512(c), (ii) are a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) have exercised independent judgment in evaluating our participation in the purchase of the Securities.

Schedule B
to Form of Subscription Agreement

7.            We are aware that the sale to us is being made in reliance on a private placement exemption from registration under the Securities Act and are acquiring the Securities for our own account or for an account over which we exercise sole discretion for another qualified institutional buyer or accredited investor.

8.            We are able to fend for ourselves in the transactions contemplated herein; have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our prospective investment in the Securities; and have the ability to bear the economic risks of our prospective investment and can afford the complete loss of such investment.

9.            The Securities have not been registered under the Securities Act or any other applicable securities laws, are being offered for resale in transactions not requiring registration under the Securities Act, and unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to any exemption therefrom or in a transaction not subject thereto.

Very truly yours,

[NAME OF INVESTOR]

By:
Name:
Title:
Date:

Schedule B
to Form of Subscription Agreement